UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012 (May 1, 2012)

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and financial Condition.

On May 3, 2012, Trimble Navigation Limited (the “Company”) issued a press release reporting its financial results for the quarter ended March 30, 2012. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by this reference.

The information provided under this Item 2.02 of the Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”), or otherwise subject to the liabilities of that section. The information provided under this Item 2.02 of the Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on May 1, 2012. At the annual meeting, the shareholders voted on the proposals listed below. The voting results for each proposal are as follows:

Proposal 1:

The following directors were elected to serve for the ensuing year and until their successors are elected:

	For	Withheld	Broker Non-Vote
Steven W. Berglund	106,811,756	559,909	8,949,054
John B. Goodrich	104,814,856	2,556,809	8,949,054
William Hart	104,767,978	2,603,687	8,949,054
Merit E. Janow	106,926,826	444,839	8,949,054
Ulf J. Johansson	106,166,646	1,205,019	8,949,054
Ronald S. Nersesian	107,132,712	283,953	8,949,054
Bradford W. Parkinson	106,168,147	1,203,518	8,949,054
Mark S. Peek	107,177,892	193,773	8,949,054
Nickolas W. Vande Steeg	105,803,386	1,568,279	8,949,054

Proposal 2:

The amendment of the Amended and Restated 2002 Stock Plan.

For	Against	Abstain	Broker Non-Vote
89,990,144	17,273,334	108,187	8,949,054

Proposal 3:

The amendment of the Amended and Restated Trimble Navigation Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
105,838,334	1,412,710	120,621	8,949,054

Proposal 4:

To hold an advisory vote on compensation for the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
97,957,639	9,264,778	149,248	8,949,054

Proposal 5:

The appointment of Ernst & Young, LLP as the independent auditor of the Company for the fiscal year ending December 28, 2012 was ratified.

For	Against	Abstain
115,035,854	1,186,182	98,683

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.01	Press Release dated May 3, 2012 relating to the Company’s financial results for the quarter ended March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED a California corporation

Dated: May 3, 2011	By:	/s/ James A. Kirkland
James A. Kirkland
Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release dated May 3, 2012 relating to the Company’s financial results for the quarter ended March 30, 2012.